USAA AGGRESSIVE GROWTH FUND
Fund Shares and Institutional Shares
SUPPLEMENT DATED AUGUST 31, 2017
TO THE FUND'S PROSPECTUS
DATED DECEMBER 1, 2016
This Supplement updates certain information contained in the above-dated prospectus for the USAA Aggressive Growth Fund (the Fund). Please review this important information carefully.
At the Board Meeting of the USAA Mutual Funds Trust Board of Trustees (the Board) held on June 14, 2017, the Board approved the termination of Wellington Management Company LLP and Winslow Capital Management, LLC as subadvisers to the Fund. As a result, the Fund’s prospectus is hereby amended as follows:
The section titled “Subadvisers” found on page 5 of the prospectus is hereby deleted in its entirety.
The sections referencing Wellington Management and Winslow Capital under the “Portfolio Managers” section found on pages 5-6 of the prospectus are hereby deleted in their entirety and replaced with the following:
John B. Jares, CFA, Assistant Vice President of Equity Investments, has co-managed the Fund since August 2017.
Craig Behnke, CFA, Assistant Portfolio Manager, has co-managed the Fund since August 2017.
John P. Toohey, CFA, Head of Equities, has co-managed the Fund since August 2017.
The first two paragraphs under the question “What is the Fund’s investment strategy?” under “More Information on the Fund’s Investment Strategy” section found on page 8 of the prospectus is hereby deleted in its entirety and replaced with the following:
The Fund invests primarily in equity securities of large-capitalization companies that are selected for their growth potential. The Fund’s assets are invested in a universe of large-capitalization growth stocks that generally are diversified across market sectors. The Fund generally considers large-capitalization companies as those companies having a market capitalization in excess of $4 billion at the time of purchase. The Adviser looks for companies that it believes will provide an opportunity for achieving superior portfolio returns (i.e., returns in excess of the returns of the average stock mutual fund) over the long term.
The subsections referencing Wellington Management and Winslow Capital under the question “How are the decisions to buy and sell securities made?” under “More Information on the Fund’s Investment Strategy” section found on page 9 of the prospectus are hereby deleted in their entirety and replaced with the following:
We will employ a fundamental bottom up approach to identify companies that offer superior growth potential, improving fundamental business trends, and trade at a discount to intrinsic value. We believe that this will result in a portfolio that is primarily focused on the potential for capital appreciation.
The “Management Risk” under the “Risks” section found on page 12 of the prospectus is hereby deleted in its entirety and replaced with the following:
Management Risk: The Fund is subject to management risk, which is the possibility that the investment techniques and risk analyses used in managing the Fund’s portfolio will not produce the desired results.
The second paragraph under the “Fund Management” section found on page 14 of the prospectus is hereby deleted in its entirety and replaced with the following:
We provide investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Board. A discussion of the basis of the Board’s approval of the Fund’s Advisory Agreement is available in the Fund’s annual report to shareholders for the period ended July 31.
Paragraphs eight through eleven under the “Fund Management” section found on pages 15-16 of the prospectus are hereby deleted in their entirety and replaced with the following:

The Fund is authorized, although we have no present intention of utilizing such authority, to use a “manager-of-managers” structure. We could select (with the approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of the Fund’s assets. We would monitor each subadviser’s performance through quantitative and qualitative analysis and periodically report to the Board as to whether each subadviser’s agreement should be renewed, terminated, or modified. We also would be responsible for determining how the Fund’s assets should be allocated to the subadvisers. The allocation for each subadviser could range from 0% to 100% of the Fund’s assets, and we could change the allocations without shareholder approval.
The subsections referencing Wellington Management and Winslow Capital under the “Portfolio Managers” section found on pages 16-17 of the prospectus are hereby deleted in their entirety and replaced with the following:
John B. Jares, CFA, Assistant Vice President of Equity investments, joined AMCO in September 2012. He has co-managed the Fund since August 2017. Prior to joining AMCO, Mr. Jares spent eight years serving as a portfolio manager for Dreyfus-Founders Funds where he managed large- and mid-cap growth strategies. He also directed the firm’s mid- to large-cap research department where he managed a team of seven equity analysts. He has over 19 years of investment management experience. Education: M.S. in Finance, University of Colorado at Denver, and a B.S. in Finance, Colorado State University. He holds the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute.
Craig Behnke, CFA, Assistant Portfolio Manager, joined AMCO in 2015. He has co-managed the Fund since August 2017. Prior to joining AMCO, Mr. Behnke spent five years serving as an Equity Analyst for Maple Capital. He has over 22 years of investment management experience. Education: M.B.A., University of Rochester, and a B.S. in Economics, Rutgers. He holds the Chartered Financial Analyst (CFA) designation.
John P. Toohey, CFA, is Head of Equities, and has co-managed the Fund since August 2017. Mr. Toohey has 18 years of investment management experience and has worked for us nine years. Education: B.A., mathematics, Williams College. He holds the Chartered Financial Analyst (CFA) designation.
The subsection titled “Change of Subadvisers” found on page 17 of the prospectus is hereby deleted in its entirety.
The third paragraph under the “Valuation of Securities” section found on pages 30-31 of the prospectus is hereby deleted in its entirety and replaced with the following:
Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund’s NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund’s NAV is calculated will not need to be reflected in the value of the Fund’s foreign securities. However, we will monitor for events that would materially affect the value of the Fund’s foreign securities. If we determine that a particular event would materially affect the value of the Fund’s foreign securities, then the Committee will consider such available information that we deem relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.
PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.
98764-0817

USAA MUTUAL FUNDS TRUST
SUPPLEMENT DATED AUGUST 31, 2017
TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED DECEMBER 1, 2016
AS SUPPLEMENTED APRIL 3, 2017, MAY 12, 2017, AND MAY 16, 2017
Aggressive Growth Fund Shares (USAUX)
Aggressive Growth Fund Institutional Shares (UIAGX)
Growth Fund Shares (USAAX)
Growth Fund Institutional Shares (UIGRX)
Growth & Income Fund Shares (USGRX)
Growth & Income Fund Institutional Shares (UIGIX)
Growth & Income Fund Adviser Shares (USGIX)
Income Stock Fund Shares (USISX)
Income Stock Fund Institutional Shares (UIISX)
Income Stock Fund R6 Shares (URISX)
Income Fund Shares (USAIX)
Income Fund Institutional Shares (UIINX)
Income Fund Adviser Shares (UINCX)
Income Fund R6 Shares (URIFX)
Short-Term Bond Fund Shares (USSBX)
Short-Term Bond Fund Institutional Shares (UISBX)
Short-Term Bond Fund Adviser Shares (UASBX)
Short-Term Bond Fund R6 Shares (URSBX)
Money Market Fund (USAXX)
Science & Technology Fund Shares (USSCX)
Science & Technology Fund Adviser Shares (USTCX)
First Start Growth Fund (UFSGX)
Intermediate-Term Bond Fund Shares (USIBX)
Intermediate-Term Bond Fund Institutional Shares (UIITX)
Intermediate-Term Bond Fund Adviser Shares (UITBX)
Intermediate-Term Bond Fund R6 Shares (URIBX)
High Income Fund Shares (USHYX)
High Income Fund Institutional Shares (UIHIX)
High Income Fund Adviser Shares (UHYOX)
High Income Fund R6 Shares (URHIX)
Small Cap Stock Fund Shares (USCAX)
Small Cap Stock Fund Institutional Shares (UISCX)
Capital Growth Fund (USCGX)
Capital Growth Fund Institutional Shares (UICGX)
Value Fund Shares (UVALX)
Value Fund Adviser Shares (UAVAX)
Value Fund Institutional Shares (UIVAX)
This Supplement updates certain information contained in the above-referenced Statement of Additional Information.
At the Board Meeting of the USAA Mutual Funds Trust Board of Trustees (the Board) held on June 14, 2017, the Board approved the termination of Wellington Management Company LLP and Winslow Capital Management, LLC as subadvisers to the USAA Aggressive Growth Fund. Thus, the Statement of Additional Information (SAI) is hereby amended as follows:

The first paragraph under the subsection titled “Subadvisory Agreements” found on page 58 of the SAI is hereby deleted in its entirety and replaced with the following:
The Manager has entered into Subadvisory Agreements dated May 16, 2017, with ClariVest Asset Management LLC (ClariVest); dated July 11, 2012, with Cambiar Investors, LLC (Cambiar) and Granahan Investment Management, Inc. (GIMI); dated May 30, 2014, with QS Investors, LLC (QS Investors); dated July 21, 2010, with Wellington Management Company LLP (Wellington Management); dated March 28, 2013, with Epoch Investment Partners, Inc. (Epoch); dated December 3, 2007, with Renaissance Investment Management (Renaissance); and dated August 1, 2006, with the other Subadvisers identified below under which each Subadviser provides day-to-day discretionary management of some or all of the applicable Fund’s assets in accordance with that Fund’s investment objectives, policies, and restrictions, subject to the general supervision of the Manager and the Board.
The third, fourth, and fifth paragraphs under the subsection titled “Subadvisory Agreements” found on page 58 of the SAI relating to the Aggressive Growth Fund are hereby deleted in their entirety.
The fourth, full paragraph under the subsection titled “Subadvisory Agreements” found on page 59 of the SAI relating to the Science & Technology Fund is hereby deleted in their entirety and replaced with the following:
For the Science & Technology Fund, the Manager has entered into a Subadvisory Agreement with Wellington Management. Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm, which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of September 30, 2016, Wellington Management, and its investment advisory affiliates, had investment management authority with respect to approximately $988 billion in assets. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. The Manager (not the Fund) pays Wellington Management a fee in the annual amount of 0.45% of the Fund’s average daily net assets for the first $100 million in assets in the Fund, plus 0.35% of the Fund’s average daily net assets for assets over $100 million in the Fund.
All references to the Aggressive Growth Fund under the subsection “Wellington Management” found on pages 77-78 of the section titled “Portfolio Manager Disclosure” of the SAI are hereby deleted.
The following table has been replaced in its entirely under the subsection “Wellington Management” found on page 77 of the section titled “Portfolio Manager Disclosure” of the SAI:
	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies # of Accts Total Assets (millions)	Other Pooled Investment Vehicles # of Accts Total Assets (millions)	Other Accounts # of Accts Total Assets (millions)	Registered Investment Companies # of Accts Total Assets (millions)	Other Pooled Investment Vehicles # of Accts Total Assets (millions)	Other Accounts # of Accts Total Assets (millions)
Science & Technology Fund
John F. Averill	12 / $672,159,934	32 / $1,046,520,538	61 / $1,994,245,073	$0	5 / $459,536,831	9 / $241,548,843
Bruce L. Glazer	9 / $393,778,284	30 / $869,917,534	66 / $1,246,602,586	$0	4 / $561,436,965	11 / $162,278,027
Anita M. Killian	4 / $101,921,194	18 / $102,323,044	31 / $553,359,750	$0	1 / $11,378,654	8 / $95,429,077
Robert Deresiewicz	9 / $604,918,020	27 / $1,324,189,225	37 / $793,680,424	$0	7 / $335,389,639	3 / $416,125,950
Small Cap Stock Fund
Timothy J. McCormack	8 / $1,651,358,990	6 / $1,550,545,595	26 / $1,773,970,227	$0	1 / $229,616,831	$0
Shaun F. Pedersen	8 / $1,651,358,990	9 / $1,747,968,859	30 / $2,657,354,977	$0	2 / $268,279,309	$0

The subsection “Winslow Capital” found on pages 79-81 of the section titled “Portfolio Manager Disclosure” of the SAI is hereby deleted in its entirety.
PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.
98765-0817